EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AGREEMENT

This Amendment No. 4 to Loan Agreement (the “Amendment”) dated as of June 23, 2022 is between Bank of America, N.A. (the “Bank”) and Nature’s Sunshine Products, Inc. (the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of July 11, 2017 (together with any previous amendments, the “Agreement”). The outstanding principal balance of the Line of Credit as of June 22, 2022 is $0.00. The current commitment amount of the Line of Credit is $25,000,000.

B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1    Section 1 is hereby amended by amending the definition of “Flood Insurance Laws” to read in its entirety as follows:

“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, and (c) the National Flood Insurance Reform Act of 1994, and any regulations promulgated pursuant thereto, each as amended and together with any successor law of such type.

2.2    Section 2.1(d)(i) is hereby amended to read in its entirety as follows:

(i)Provided there exists no Default or Event of Default, upon notice to the Bank, the Borrower may, from time to time, request an increase in the Facility No. 1 Commitment by an amount (for all such requests) not exceeding $25,000,000 (a ”Commitment Amount Increase”); provided that (i) any such request for a Commitment Amount Increase shall be in a minimum amount of $5,000,000, and (ii) the Borrower may make a maximum of three (3) such requests.

2.3    Section 2.2 is hereby amended to read in its entirety as follows:

2.2    Availability Period.

The Line of Credit is available between the date of this Agreement and June 1, 2027, or such earlier date as the availability may terminate as provided in this Agreement (the “Facility No. 1 Expiration Date”).

2.4    Section 2.3 is hereby amended to read in its entirety as follows:

2.3    Repayment Terms.

(a)The Borrower will pay interest on July 31, 2017, and then on the last day of each month thereafter until payment in full of all principal outstanding under this facility. The amount of each interest payment shall be the amount of accrued interest on the Line of Credit as of the interest payment date or such earlier accrual date as indicated on the billing statement for such interest payment.

(b)The Borrower will repay in full all principal, interest or other charges outstanding under this Agreement no later than the Facility No. 1 Expiration Date.

(c)The Borrower may prepay the Line of Credit in full or in part at any time without premium or penalty. The prepayment will be applied to the most remote payment of principal due under this Agreement.

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(d)For any payback of the Line of Credit which is not made by the Borrower using the Bank’s Cash Pro Credit system (or any successor system) or the Bank’s AutoBorrow service (or any successor service), the Borrower shall submit a written payback request substantially in the form attached to this Agreement as Exhibit A.

2.5    Section 2.4 is hereby amended to read in its entirety as follows:

2.4    Interest Rate.

(a)The interest rate is a rate per year equal to the sum of (i) the greater of the BSBY Daily Floating Rate or the Index Floor, plus (ii) 1.50 percentage points. For the purposes of this paragraph, “Index Floor” means 0.00%.

(b)The “BSBY Daily Floating Rate” is a fluctuating rate of interest which can change on each banking day. The rate will be adjusted on each banking day to equal the BSBY Screen Rate for U.S. Dollar deposits two banking days prior to the date of determination for a one month term beginning on that date; provided that if such rate is not published on such determination date then the rate will be the BSBY Screen Rate on the first banking day immediately prior thereto. “BSBY Screen Rate” means the Bloomberg Short-Term Bank Yield Index rate (“BSBY”) administered by Bloomberg Index Services Limited and published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Bank from time to time). If at any time the BSBY Daily Floating Rate is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

2.6    Section 4.2(a) is hereby amended to read in its entirety as follows:

(a)Regularly scheduled interest and principal payments will be made by debit to a deposit account, if direct debit is provided for in this Agreement or is otherwise authorized by the Borrower. For regularly scheduled interest and principal payments not made by direct debit and for all other payments, such payments will be made by such other method as may be permitted by the Bank.

2.7    Section 4.5 is hereby amended to read in its entirety as follows:

4.5    Banking Days.

Unless otherwise provided in this Agreement, a banking day is a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close, or are in fact closed, in the state where the Bank’s lending office is located, and, if such day relates to amounts bearing interest at a Reference Rate (as defined below), in New York City. All payments and disbursements which would be due or which are received on a day which is not a banking day will be due or applied, as applicable, on the next banking day.

2.8    Section 4.7 is hereby amended to read in its entirety as follows:

4.7    Interest Calculation.

Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 360-day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365-day year is used. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

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2.9    Section 4.9 is hereby added to read as follows:

4.9    Successor Rate.

If at any time an interest rate index provided for in this Agreement (a “Reference Rate”) is not available at such time for any reason or the Bank makes the determination to incorporate or adopt a new interest rate index to replace such Reference Rate in credit or loan agreements, then the Bank may replace such Reference Rate with an alternate interest rate index and adjustment, if applicable, as reasonably selected by the Bank, giving due consideration to any evolving or then existing conventions for such interest rate index and adjustment (any such successor interest rate index, as adjusted, the “Successor Rate”). In connection with the implementation of any Successor Rate, the Bank will have the right, from time to time, in good faith to make any conforming, technical, administrative or operational changes to this Agreement as may be appropriate to reflect the adoption and administration thereof and, notwithstanding anything to the contrary herein or in any other loan document, any amendments to this Agreement implementing such conforming changes will become effective upon notice to the Borrower without any further action or consent of the other parties hereto. If at any time any Successor Rate is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

2.10    Section 7.1(a) is hereby amended to read in its entirety as follows:

(a)To use the proceeds of the credit extended under this Agreement only for general corporate purposes including, but not limited to, share repurchases approved by the board of directors of the Borrower, Permitted Acquisitions, and other acquisitions or purchases of the equity interests, business, or assets of another Person with the Bank’s prior written consent.

2.11    Section 7.22 is hereby amended to read in its entirety as follows:

7.22    Flood Insurance.

If at any time any portion of any structure on the Property is insurable against casualty by flood and is located in a Special Flood Hazard Area under the Flood Insurance Laws, to maintain a flood insurance policy on the structure and the personal property owned by the Borrower or other applicable Obligor located within the structure and acting as collateral under this Agreement, in form and amount acceptable to the Bank but in no amount less than the amount sufficient to meet the requirements of the Flood Insurance Laws as such requirements may from time to time be in effect.

For the purposes of this paragraph, “Property” means the real and personal property conveyed and encumbered by the Mortgage.

2.12    Section 10.8(b) is hereby amended to read in its entirety as follows:

(b)The Borrower will indemnify and hold the Bank harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (i) this Agreement or any document required hereunder, (ii) any credit extended or committed by the Bank to the Borrower hereunder, and (iii) any litigation or proceeding related to or arising out of this Agreement, any such document, or any such credit, including, without limitation, any act resulting from (A) the Bank complying with instructions the Bank reasonably believes are made by any Authorized Individual and (B) the Bank’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, that the Bank reasonably believes is made by any Authorized Individual; provided that such indemnity will not be available (y) the payment of taxes measured or imposed upon the net income, corporate or franchise tax of the Bank or (z) to the extent that such loss, liability, damages, judgments or costs are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (i) the gross negligence or willful misconduct of the Bank or any of its agents or (ii) the Bank’s breach in bad faith of the Bank’s obligations under this Agreement or another agreement executed in connection herewith. This paragraph will survive this Agreement’s termination, and will benefit the Bank and its officers, employees, and agents.

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2.13    Section 10.18 is hereby added to read as follows:

10.18    Electronic Records and Signatures.

This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a Default or Event of Default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true in all material respects as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict, in any material respect, with any law, agreement, or obligation by which the Borrower is bound, (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with the Borrower’s articles of incorporation or bylaws, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all material respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

4.1    Executed Amendment. A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a “Credit Support Provider”) in form satisfactory to the Bank.

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4.2    KYC Information.

(a)Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b)If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

4.3    Authorizations. Evidence that the execution, delivery and performance by the Borrower and each Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.4    Governing Documents. If required by the Bank, a copy of (a) the Borrower’s organizational documents and (b) each other Credit Support Provider’s organizational documents.

4.5    Renewal Fee. Payment by the Borrower of (i) a renewal fee in the amount of $50,000 and (ii) all reasonable expenses of the Bank relating to the negotiation, drafting of documents, and documentation of this Amendment and all related documents.

4.6    Payment of Fees. Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

4.7    Good Standing. Certificates of good standing for the Borrower and each other Credit Support Provider from its state of formation.

4.8    Legal Opinion. A written opinion from the Borrower’s legal counsel, covering such matters as the Bank may reasonably require. The legal counsel and the terms of the opinion must be reasonably acceptable to the Bank.

4.9    Title Policy Endorsement. A date down endorsement on form FA UT 16 with such matters that are reasonably acceptable to the Bank (or otherwise in form and content reasonably acceptable to the Bank) to the Bank’s existing lender’s title insurance policy.

4.10    Flood Zone. Evidence acceptable to the Bank that none of the Improvements are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if any portion of the Improvements is located within such area, the Borrower or other applicable Obligor has obtained the insurance prescribed herein.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect.

6. General Release. In consideration of the Bank’s agreement to enter into this Amendment, the Borrower hereby releases and forever discharges the Bank and the Bank’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (collectively referred to as the “Bank Group”), from any and all presently existing claims, demands, damages, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower may have or claim to have against any of the Bank Group arising out of facts or events in any way related to the Loan Documents and/or the loan transactions evidenced thereby and which have occurred on or on or prior to the date hereof.

7. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation

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of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Signature Pages Follow]

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This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank:

Bank of America, N.A.

By:     /s/ Stephanie McClure
Stephanie McClure, Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO LOAN AGREEMENT
(NATURE’S SUNSHINE PRODUCTS, INC.)

Borrower:

Nature’s Sunshine Products, Inc.

By: /s/ Joseph W. Baty
Joseph W. Baty, Executive Vice President,
Chief Financial Officer and Treasurer

Updated address of the Borrower’s counsel where copies of notices to the Borrower are to be sent:

Mayer Brown LLP
The Clift Building
10 W. Broadway, Suite 700
Salt Lake City, UT 84101
Attention: Samuel P. Gardiner
Telephone: 801-907-2701

SIGNATURE PAGE TO AMENDMENT NO. 4 TO LOAN AGREEMENT
(NATURE’S SUNSHINE PRODUCTS, INC.)

CONSENT AND REAFFIRMATION
    OF GUARANTORS AND PLEDGORS

Each of the undersigned (collectively referred to as the “Credit Support Providers”) is a guarantor of, and/or is a pledgor of collateral for, the Borrower’s obligations to the Bank under the Agreement. Each Credit Support Provider hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under its respective guaranty in favor of the Bank and/or under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such guaranty and other agreements, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although each of the undersigned has been informed of the terms of the Amendment, each understands and agrees that the Bank has no duty to so notify it or any other guarantor/pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of the date stated at the beginning of the Amendment.

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Guarantors:

Quality Nutrition International LLC

By: /s/ Joseph W. Baty
Joseph W. Baty, Secretary

Updated address of the Guarantors’ counsel where copies of notices to Quality Nutrition International LLC are to be sent:

Mayer Brown LLP
The Clift Building
10 W. Broadway, Suite 700
Salt Lake City, UT 84101
Attention: Samuel P. Gardiner
Telephone: 801-907-2701

Synergy Worldwide, Inc.

By: /s/ Joseph W. Baty
Joseph W. Baty, Vice President

Updated address of the Guarantors’ counsel where copies of notices to Synergy Worldwide, Inc. are to be sent:

Mayer Brown LLP
The Clift Building
10 W. Broadway, Suite 700
Salt Lake City, UT 84101
Attention: Samuel P. Gardiner
Telephone: 801-907-2701

SIGNATURE PAGE TO AMENDMENT NO. 4 TO LOAN AGREEMENT
(NATURE’S SUNSHINE PRODUCTS, INC.)